CUSIP NO. 440506 10 3                  13D                   Page 13 of 33 Pages



                                                                       EXHIBIT A


Name:                                                NAR Group Limited

Place of Organization:                               British Virgin Islands

Principal Business:                                  A holding company

Address of Principal Business:                       P.O. Box 438
                                                     Road Town, Tortola
                                                     British Virgin Islands

Address of Principal Office:                         P.O. Box 438
                                                     Road Town, Tortola
                                                     British Virgin Islands

CUSIP NO. 440506 10 3                  13D                   Page 14 of 33 Pages



                                                                       EXHIBIT A


Name:                                        Intercontinental Mining & Resources
                                               Incorporated

Place of Organization:                       British Virgin Islands

Principal Business:                          A holding company

Address of Principal Business:               P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

Address of Principal Office:                 P.O. Box 438
                                             Road Town, Tortola
                                             British Virgin Islands

CUSIP NO. 440506 10 3                  13D                   Page 15 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Quadrant Group Limited

Place of Organization:                               Bahamas

Principal Business:                                  A holding company

Address of Principal Business:                       Euro Canadian Centre
                                                     Marlborough Street
                                                     Nassau, Bahamas

Address of Principal Office:                         Euro Canadian Centre
                                                     Marlborough Street
                                                     Nassau, Bahamas

CUSIP NO. 440506 10 3                  13D                   Page 16 of 33 Pages



                                                                       EXHIBIT A


Name:                                        Alan Grant Quasha

Business Address:                            c/o Quadrant Management, Inc.
                                             127 East 73rd Street
                                             New York, New York 10021

Principal Occupation:                        Business Executive
                                             President of Quadrant Management,
                                               Inc.
                                             (see above address)

Citizenship:                                 United States

CUSIP NO. 440506 10 3                  13D                   Page 17 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Richemont Group Limited

Place of Organization:                               British Virgin Islands

Principal Business:                                  A holding company

Address of Principal Business:                       CITCO Building
                                                     Wickhams Cay
                                                     Road Town, Tortola
                                                     British Virgin Islands

Address of Principal Office:                         CITCO Building
                                                     Wickhams Cay
                                                     Road Town, Tortola
                                                     British Virgin Islands

CUSIP NO. 440506 10 3                  13D                   Page 18 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Richemont S.A.

Place of Organization:                               Luxembourg

Principal Business:                                  A holding company

Address of Principal Business:                       24-26 avenue de la Liberte
                                                     BP 1443
                                                     L-1930 Luxembourg

Address of Principal Office:                         24-26 avenue de la Liberte
                                                     BP 1443
                                                     L-1930 Luxembourg

CUSIP NO. 440506 10 3                  13D                   Page 19 of 33 Pages



                                                                       EXHIBIT A


Name:                                        Compagnie Financiere Richemont AG

Place of Organization:                       Zug, Switzerland

Principal Business:                          A holding company

Address of Principal Business:               Rigistrasse 2
                                             6300 Zug, Switzerland

Address of Principal Office:                 Rigistrasse 2
                                             6300 Zug, Switzerland

CUSIP NO. 440506 10 3                  13D                   Page 20 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Compagnie Financiere Ehrbar

Place of Organization:                               Zug, Switzerland

Principal Business:                                  A holding company

Address of Principal Business:                       Rigistrasse 2
                                                     6300 Zug, Switzerland

Address of Principal Office:                         Rigistrasse 2
                                                     6300 Zug, Switzerland

CUSIP NO. 440506 10 3                  13D                   Page 21 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Evansville Limited

Place of Organization:                               British Virgin Islands

Principal Business:                                  A holding company

Address of Principal Business:                       P.O. Box 438
                                                     Road Town, Tortola
                                                     British Virgin Islands

Address of Principal Office:                         P.O. Box 438
                                                     Road Town, Tortola
                                                     British Virgin Islands

CUSIP NO. 440506 10 3                  13D                   Page 22 of 33 Pages



                                                                       EXHIBIT A


Name:                                        Phyllis Quasha Revocable Trust

Place of Organization:                       Bermuda

Principal Business:                          A personal trust

Address of Principal Business:               c/o Bermuda Trust Company Limited
                                             Bank of Bermuda Building
                                             Front Street
                                             Hamilton, Bermuda HM11

Address of Principal Office:                 c/o Bermuda Trust Company Limited
                                             Bank of Bermuda Building
                                             Front Street
                                             Hamilton, Bermuda HM11

CUSIP NO. 440506 10 3                  13D                   Page 23 of 33 Pages



                                                                       EXHIBIT A


Name:                                                Phyllis Grant Quasha

Residence Address:                                   Flat 6, 31 Pont Street
                                                     London SW1, England

Principal Occupation:                                Private investor

Citizenship:                                         Australia